BioLargo

We Make Life Better

2022 Annual Stockholder's Meeting

OTCQB: BLGO Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather. Dated June 2, 2022

BioLargo

We Make Life Better

BioLargo

Engineering, Science & Technologies

BioLargo Water

ONM ENVIRONMENTAL

PRODUCTS AND SERVICES

CLYRA™

Medical Technologies Inc

Looking back

- ✓Record revenue
- ✓One profitable business unit (Q1) and another near to profitability
- ✓New partnerships
- ✓Breakthrough technologies ready for market
- ✓Debt drastically reduced
- ✓Net loss improved; liabilities reduced
- ✓Expenses from interest and debt extinguishment reduced to inconsequential levels



Financial highlights


Quarterly Revenue
$1200K
$1000K
$800K
$600K
$400K
$200K
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2017 2018 2019 2020 2021 2022
All BioLargo


Debt*
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2017 2018 2019 2020 2021 2022
BioLargo Clyra

****Remaining debt includes: low-interest SBA loans, PPP funding, and $50K in fixed-price convertible debt due March 1, 2023 (does not include debt owed by Clyra Medical Technologies)***

Strategy for accelerated growth and achieving positive cash flow from operations

- Less R&D more commercial projects
- Focus on key catalysts for revenue growth
- Launch of New Technologies
- Leaning into channel partnerships

Key catalysts for growth

Garratt Callahan
Water Treatment Expertise Since 1904

WASTEWATER EQUIPMENT PARTNERSHIP

POOPH

IKIGAI HOLDINGS

PET ODOR CONTROL

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

PFAS TREATMENT



BioLargo
Engineering, Science & Technologies

Waste to Energy Project – South America

- Multistage – Multidiscipline project
- Currently in Stage 1 – Feasibility Study for an 8,000 ton per day Waste to Energy facility
- Stage 2 – Summer 2022 – Design Basis - $750K plus
- Stage 3 – Process Design (Front End Engineering Design) - $5 Million plus
- Stage 4 – Detailed Design - $40 Million plus
- Stage 5 – Construction
- Stage 6 – Commissioning, Startup

*More details expected as the project enters Stage 2


U.S. Air Force
Fence to Fence Contracts
Air Quality
BioLargo
Engineering, Science & Technologies
Luke AFB
Davis Monthan AFB
Dyess AFB
Goodfellow AFB
Laughlin AFB
McConnell AFB
Scott AFB
Joint Base Anacostia-Bolling
United States









Garratt – Callahan MLD Product Line

- Proven commercially viable at our water lab in Oak Ridge
- Technology scaled up and commercially sound
- Systems to be designed, fabricated, and integrated by BioLargo
- Unique patented product only available through G-C & BioLargo
- G-C expects to sell 30 to 50 per year. Average sale $500K per system
- 1st client contract in negotiation now

Ultra Safe Nuclear Corporation

- Small, intrinsically safe nuclear reactors
- Remote locations (e.g., space)
- BioLargo engineers: designing, integrating, and fabricating nuclear fuel production systems
- Discussing second and third generation systems


100m X 200m
2-unit
Energy System
Nuclear Plant
Adjacent Plant

AEC

AQUEOUS ELECTROSTATIC CONCENTRATOR


AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
POTABLE WATER
GROUNDWATER REMEDIATION
WASTEWATER
VS
POTABLE WATER
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/1000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

PFAS – AEC Exceptional Performance

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

- Removes PFAS (Non-Detect)
- Results across a broad range of PFAS chemicals
- Test results open doors for partners and customers


PFAS SOLUTIONS
ASK US ABOUT OUR PFAS REMOVAL PROCESS
BioLargo
CupriDyne CLEAN
BioLargo




BioLargo
Field Well Water - PFAS Removal by AEC 3-Cell Unit


BioLargo
Proven Professionals

Target Markets and Business Model

- More than 2900 sites – including public water systems, military bases, and industrial plants – across the US have been identified across the USA

- Other target markets
  - Mining
  - Petrochemical
  - Agriculture
  - Food & Beverage
  - Oil & Gas


United States
Gulf of
Mexico
Mexico

Business model:
- ❖ Equipment revenue (AEC and related)
- ❖ Engineering and design services
- ❖ Ongoing service and maintenance
- ❖ AEC membrane replacement and disposal

*Three **channel partner** relationships and first **customer** project in negotiation*

AEC Business Development Validates Market for AEC

- **Projects in evaluation process now totaling almost $100 Million in BD pipeline**
  - Mining Remediation Opportunity 800 GPM system
  - Specialty Remediation Firm – U.S. Air Force Remediation – 700 GPM system
  - 5 communities in WI – Over 15 wells
  - 1 community in MN
  - Interest from FL, NJ, CA, and OH
  - Our technology solution landing site is one of most visited sites on Water Online Platform

UNSURPASSED ODOR CONTROL

Without Fragrances, Enzymes or Chlorine Compounds

eco-friendly
non-toxic

MADE IN AMERICA

CupriDyne CLEAN



CNM ENVIRONMENTAL
PRODUCTS AND SERVICES



Our odor control systems

- Portable or trailer-mounted systems:
  - Temp/Litter Fencing
  - Fans
  - Batwing
  - Windrow Turners
  - Truck Mounted (EcoMist®)
- Stationary systems:
  - Perimeter fence systems
  - Overhead/Doorway
  - Bin Washing

Markets

1. **MSW (Municipal Solid Waste)**
2. **Petrochemical** (oil and gas emissions) – Working with Chevron on storage tank decommissioning.
3. **Automotive** (paint emissions) – New project completed for one of the largest auto manufacturers in the U.S.
4. **Wastewater Treatment**
5. **Livestock Rendering**
6. **Food Processing**
7. **Asphalt Manufacturing**



POOPH – Private label product

- Pet stain and odor (testing now for other products)
- Veteran consumer product experts
- ~$500K in purchases from ONM
- ONM receives manufacturer's margin and a royalty on sales
- ONM receives 20% of the exit
- Business strategy: ramp up sales and sell to a major consumer products company
- Major retail outlets committed
- Amazon #1 in new releases in cat and dog odor control


POOPH




POOPH





Flexible, Energy-Efficient Advanced Oxidation for Disinfection and Decontamination



AOS

Advanced Oxidation System

Why AOS?

- Innovative & disruptive technology
- Energy efficient
- Low cost
- Water savings
- High performance
- Modular, flexible, scalable
- Eco-friendly







Montreal Pilot – Disinfection and Pharmaceutical Removal

- Better at removing pharmaceuticals than current technologies
- Well-suited for municipal and industrial wastewaters
- 78-97% removal of examined pharmaceuticals by AOS
- **Pilot showed AOS operating cost lower than competing technologies in this market**

Outcomes:

(1) Proven scalable

(2) Proven faster than competitors





Poultry Pilot

- Demonstrated performance at pilot scale
- Cost effective solution for the poultry processing industry
- Strong value proposition proven

Low operating cost confirmed

Less pre-treatment than UV

52% cheaper than O_3
48% cheaper than Cl_2





New Poultry Water Project

$

Commercial Trial
Potential Revenue: +$1.6 million

Multi-unit
Treatment Train with AOS

Non Potable Reuse
Agri-irrigation



Poultry Processing



Food and Beverage



Municipal Wastewater



Agriculture

What's next for BioLargo Water?

1. Land first customer for AOS
2. Add AEC to AOS Montreal project
3. Secure strategic partners and distributors

CLYRA™
Medical Technologies Inc

Novel Solution for Infection Control

We Have a Solution for Chronic Infections

- Chronic infections affect 17 MM people
  - 550,000 deaths*
- Role of bacteria in producing acute infection more understood
- But role of bacteria in clinical differences of *chronic* infection remains poorly understood
- Biofilm is a group of microbial cells that are irreversibly associated (not removed by gentle rinsing) within a surface enclosed polysaccharide matrix.
- We have most effective gentle solution for attacking biofilm based on comparative studies. (see Slide 9)*


10% of Bacteria are in the form of free-floating **Planktonic**
90% of Bacteria exist in **Biofilm** structure

THE CLYRADVANTAGE

Orthopedic


bioclynse

Wound and Burn


bioclynse
CLYRA
CLYRA

Dental and Oral Surgery


oraclyr
oraclyr

Clyra™ Antimicrobial Platform
Infection Prevention & Control

Bioclynse - Orthopaedic Market Scope

- Almost 2,000,000 knee/hip replacements in the U.S. annually
- Orthopedic total joint surgeons - 20 procedures per month on average
- 2 liters of Bioclynse will typically be used during a procedure at $150/liter representing $6,000/month revenue per surgeon.
- There are currently 31,000 practicing orthopedic surgeons in the U.S.
- Clyra-patented "Arthroscopic Intermediate Process" (for infected joint revision surgeries) will require 3-6 liters of Bioclynse per procedure.

Bioclynse - Business Development

- Distribution through market leaders
- New National Sales Director hired May 1, 2022
- Breast implant trial underway
- New patents issued/notice of allowance received, for orthopedic infection treatment and use against Coronavirus

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA
92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

The BioLargo
Family of Companies

BioLargo
We Make Life Better

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

ONM ENVIRONMENTAL
BioLargo Water
BioLargo
CLYRA
ODIN